Exhibit 10.3

                               OPERATING AGREEMENT

                            dated as of June 1, 1999

                                 by and between

                           NEW YORK CENTRAL LINES LLC

                                    as Owner,

                                       and

                            CSX TRANSPORTATION, INC.

                                   as Operator

                                TABLE OF CONTENTS


                                                                           Page

ARTICLE I - DEFINITIONS AND USAGE.............................................1

        SECTION 1.1  Definitions and Usage....................................1

ARTICLE II - OPERATION OF ALLOCATED ASSETS....................................1

        SECTION 2.1  Operation of Allocated Assets............................1
        SECTION 2.2  Term of Agreement........................................1

ARTICLE III - OPERATING FEE AND CERTAIN EXPENSES..............................2

        SECTION 3.1  Operating Fee; Supplemental Operating Fees.  ............2
        SECTION 3.2  Method of Payment........................................2
        SECTION 3.3  Late Payment.............................................2
        SECTION 3.4  No Set-off, Counterclaims, etc...........................2
        SECTION 3.5  Tax Provisions...........................................3

ARTICLE IV - REPRESENTATIONS, WARRANTIES AND AGREEMENTS.......................5

        SECTION 4.1  Disclaimer of Warranties.................................5
        SECTION 4.2  Operator To Exercise Certain Rights......................5
        SECTION 4.3  Representations and Warranties of the Operator...........6
        SECTION 4.4  Representations and Warranties of the Owner..............7

ARTICLE V - LIENS, QUIET ENJOYMENT............................................7

        SECTION 5.1  Liens....................................................7
        SECTION 5.2  Quiet Enjoyment..........................................8

ARTICLE VI - SETTLEMENT ACCOUNT...............................................8

        SECTION 6.1  Maintenance of Settlement Account........................8
        SECTION 6.2  Payment of Settlement Account Balance....................8
        SECTION 6.3  Confirmation of Settlement Account.......................9

ARTICLE VII - OPERATION; MAINTENANCE..........................................9

        SECTION 7.1  Operation and Maintenance................................9
        SECTION 7.2  Modification............................................10

                                                                           Page

ARTICLE VIII - OBSOLESCENCE TERMINATION; ABANDONMENT.........................11

        SECTION 8.1 Obsolescence Termination; Abandonment....................11
        SECTION 8.2  Conditions of Termination...............................11

ARTICLE IX- TERMINATION......................................................12

        SECTION 9.1  Termination.  ..........................................12
        SECTION 9.2  Owner Assignment, Lease or Sale of Allocated Asset......12
        SECTION 9.3  Governmental Approvals..................................12
        SECTION 9.4  Severable Modifications.................................12

ARTICLE X - LOSS, DESTRUCTION, CONDEMNATION, DAMAGE, ETC.....................13

        SECTION 10.1  Replacement; Payment...................................13
        SECTION 10.2  Applications During Event of Default...................14
        SECTION 10.3  Application of Article VII.............................14

ARTICLE XI - INDEMNITIES.....................................................14

        SECTION 11.1  Indemnity by Operator..................................14
        SECTION 11.2  Indemnity by Owner.....................................15
        SECTION 11.3 Indemnification Procedures..............................15

ARTICLE XII - ASSIGNMENTS....................................................16

        SECTION 12.1 Operator Assignments....................................16
        SECTION 12.2 Merger, Consolidation, Etc..............................16
        SECTION 12.3  Owner Assignments......................................16

ARTICLE XIII - INSPECTION; MARKINGS..........................................16

        SECTION 13.1  Rights to Information..................................16
        SECTION 13.2  Markings...............................................17

ARTICLE XIV - EVENTS OF DEFAULT..............................................17

        SECTION 14.1  Events of Default......................................17

                                                                           Page

ARTICLE XV - REMEDIES........................................................18

        SECTION 15.1  Remedies...............................................18
        SECTION 15.2 Owner Rights............................................19
        SECTION 15.3  Exercise of Other Rights or Remedies...................19
        SECTION 15.4  Subject to Governmental Action.........................19

ARTICLE XVI - RIGHT TO PERFORM...............................................20

        SECTION 16.1  Right to Perform.......................................20

ARTICLE XVII - RENEWAL OPTIONS...............................................20

        SECTION 17.1  Renewal Notice.........................................20

ARTICLE XVIII - CERTAIN NOTICES AND INFORMATION..............................21

        SECTION 18.1  Notices................................................21
        SECTION 18.2  Notice of Event of Default.............................21
        SECTION 18.3  Information Regarding Allocated Assets.................21

ARTICLE XIX - CONFIDENTIALITY................................................22

        SECTION 19.1  Confidentiality........................................22

ARTICLE XX - MISCELLANEOUS...................................................22

        SECTION 20.1  Dispute Resolution.....................................22
        SECTION 20.2  Documentary Conventions................................22


                                    Appendix

Appendix A:    Definitions

                               OPERATING AGREEMENT


        This OPERATING AGREEMENT (this "Agreement") is entered into as of June 1, 1999, by and between New York Central Lines LLC, a Delaware limited liability company, as Owner and CSX Transportation, Inc., a Virginia Corporation, as Operator.


                                    ARTICLE I

                              Definitions and Usage
                              ---------------------

        SECTION  1.1  Definitions  and  Usage.   Unless  the  context  otherwise
                      -----------------------
requires, capitalized terms used herein shall have the respective meanings assigned to them in Appendix A to this Agreement. Terms used, but not defined,
                    ----------
in this Agreement or in Appendix A shall have the respective  meanings  assigned
                        ----------
to them in the Transaction Agreement.


                                   ARTICLE II

                          Operation of Allocated Assets
                          -----------------------------

        SECTION 2.1 Operation of Allocated  Assets.  (a) The Owner hereby agrees
                    ------------------------------
with the Operator, and the Operator hereby agrees with the Owner, that the Operator shall have the license, right and obligation to use and operate the Allocated Assets for the term referred to in Section 2.2 hereof on the terms and conditions set forth in this Agreement. Except as otherwise specifically provided in this Agreement, the Operator may use and operate the Allocated Assets in such manner and for such purposes as the Operator considers necessary or appropriate.

               (b) The Owner hereby agrees that the Operator shall, effective as of the Closing Date, have the right to receive and retain for its own benefit and use and in its own name all revenues, tolls, rents, receipts, issues, profits and income of every character arising from or associated with the operation and use of the Allocated Assets.

        SECTION 2.2 Term of Agreement.  Immediately  upon the execution  hereof,
                    -----------------
without necessity of any further act or evidence by either party hereto, the Allocated Assets shall be deemed delivered by the Owner to the Operator for the Term and, if the Operator elects to exercise its renewal option pursuant to
Article XVII hereof, for any Renewal Term, in either case, all pursuant to the terms of this Agreement, unless this Agreement shall have been earlier terminated in accordance with its terms.

                                   ARTICLE III

                       Operating Fee and Certain Expenses
                       ----------------------------------

        SECTION 3.1 Operating  Fee;  Supplemental  Operating  Fees. The Operator
                    ----------------------------------------------
shall pay to the Owner the Operating Fee commencing on the first Payment Date and on each Payment Date thereafter for the duration of the Term and any Renewal Term. Subject to any applicable Governmental Action, the Operating Fee shall be recalculated on each Valuation Date to reflect the Fair Market Rental Value of the Allocated Assets then subject to this Agreement. Supplemental Operating Fees shall be paid by the Operator when due under the terms of this Agreement.

        SECTION  3.2 Method of  Payment.  All  Operating  Fees and  Supplemental
                     ------------------
Operating Fees (to the extent Supplemental Operating Fees are not paid directly by the Operator) shall be paid by the Operator to the Owner at the Owner's office or at such other place in the U.S. as the Owner shall specify to the Operator at least five (5) Business Days prior to the date such payment is due. Each payment of Operating Fees and Supplemental Operating Fees shall be made by the Operator in immediately available funds prior to 12:00 noon, New York time at the place of payment, on the date when such payment shall be due.

        SECTION  3.3  Late  Payment.   In  the  event  any  Operating   Fees  or
                      -------------
Supplemental Operating Fees shall not be paid on the due date thereof to the Owner, the Operator shall pay to the Owner on written demand, interest (to the extent permitted by Applicable Law) on such overdue amount from the due date thereof (without regard to any grace period) to the date of payment thereof at the Overdue Rate.

        SECTION 3.4 No Set-off,  Counterclaims,  etc.  THIS  AGREEMENT  IS A NET
                    ---------------------------------
AGREEMENT. THE OPERATOR'S OBLIGATION TO PAY ALL PAYMENTS OF OPERATING FEES AS AND WHEN THE SAME SHALL BECOME DUE AND PAYABLE IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT SHALL BE ABSOLUTE AND UNCONDITIONAL AND SHALL NOT BE SUBJECT TO ANY ABATEMENT OR DIMINUTION BY SET-OFF, DEDUCTION, COUNTERCLAIM, RECOUPMENT, AGREEMENT, DEFENSE, SUSPENSION, DEFERMENT, INTERRUPTION OR OTHERWISE, AND UNTIL SUCH TIME AS ALL AMOUNTS REQUIRED TO BE PAID UNDER THIS AGREEMENT SHALL HAVE BEEN PAID, THE OPERATOR SHALL NOT HAVE ANY RIGHT TO TERMINATE THIS AGREEMENT OR TO BE RELEASED, RELIEVED OR DISCHARGED FROM ITS OBLIGATION TO MAKE, AND SHALL NOT SUSPEND, REDUCE OR DISCONTINUE, ANY PAYMENT OF OPERATING FEES FOR ANY REASON WHATSOEVER (EXCEPT AS MAY BE EXPRESSLY PROVIDED HEREIN), including, without limitation:

               (a) any default, misrepresentation, negligence, misconduct or other action or inaction of any kind by the Owner or any other Person, whether under or in connection with this Agreement or any other agreement relating to this Agreement or in connection with any unrelated transaction;

               (b) the insolvency, bankruptcy, reorganization or cessation of existence, or discharge or forgiveness of indebtedness of any Person referred to in clause (a) above;

               (c)  the  invalidity,   unenforceability   or   impossibility  of
performance of this Agreement for any reason;

               (d) any defect in the title, condition, design, operation or fitness for use of, or any Lien or other restriction of any kind upon, all or any part of any Allocated Asset, any loss or destruction of, or damage to, any Allocated Asset or any interruption in or cessation of the ownership, possession, operation or use of any Allocated Asset for any reason whatsoever;

               (e) any restriction, prevention or curtailment of or interference with any Allocated Asset or the use thereof or any part thereof for any reason whatsoever, including, without limitation, by any Governmental Authority;

               (f)    any Applicable Law now or hereafter in force;

               (g) any failure to obtain any required Governmental Action for a transfer of rights or title to the Owner, the Operator or any other Person;

               (h) any amendment or other change of, or any assignment of any rights under, this Agreement, or any waiver or other action or inaction under or in respect of this Agreement, or any exercise or nonexercise of any right or remedy under or in respect of this Agreement; and

               (i) any other cause, circumstance, happening or event whatsoever, foreseen or unforeseen, whether similar or dissimilar to any of the foregoing.

        The Operator hereby waives and hereby agrees to waive at any future time at the request of the Owner, to the extent now or then permitted by Applicable Law, any and all rights that the Operator may have or that at any time hereafter may be conferred upon it, by statute, regulation or otherwise, to terminate, cancel, quit or surrender this Agreement other than in accordance with the express terms hereof. Each Operating Fee payment shall be final and the Operator agrees not to seek to recover all or any part of any such payment (except for amounts paid to the Owner which the Owner in good faith agrees have been paid in error) from the Owner for any reason under any circumstance whatsoever.


        SECTION 3.5 Tax  Provisions.  (a) During the Term and any Renewal  Term,
                    ---------------
the Operator shall pay when due, all Taxes, other than Excluded Taxes (as hereinafter defined), imposed on the Owner, based upon the Allocated Assets or arising out of the use, lease, possession or operation of the Allocated Assets during that period. For purposes of this Section, (i) Owner shall mean the Owner and its Affiliates and (ii) Excluded Taxes shall mean (A) all Taxes based, in whole or in part, on net income or gross income (including, without limitation, any minimum tax) of the Owner or which are in substitution for, or relieve the Owner from, any Tax based upon or measured by the Owner's net income or gross income, together with any interest, penalties, additions to tax or additional amounts that may become payable in respect thereof; (B) business and occupation taxes, and gross receipts taxes (unless in the nature of a sales tax) of the Owner and Taxes based upon the equity interests of the Owner; and (C) interest, fines and penalties to the extent due to the acts or omissions of the Owner in connection with Excluded Taxes. The Operator shall not be required to pay any Tax it is obligated to pay under the provisions of this Section 3.5 during the time it shall reasonably and in good faith and by appropriate legal or administrative proceedings contest the validity or amount thereof.

               (b) The Owner shall have the right and obligation, at its own expense, to prepare and file all Tax returns required to be filed by the Owner under Applicable Law. Prior to the Owner's filing of any Tax returns for Taxes required to be paid by the Operator under paragraph (a) of this Section 3.5, the Owner shall provide such returns to the Operator for its review and approval, which approval will not be unreasonably withheld or delayed.

               (c) The Operator and its assignees and designees shall have the right (but only to the extent the Owner shall have such right, by contract or otherwise) to control at its expense any audit or examination by any Governmental Authority, or any judicial proceeding, relating to any Taxes required to be paid by it under paragraph (a) of this Section 3.5.

               (d) During the Term and any Renewal Term, the Operator and any of its designees shall be entitled to claim federal, state and local tax benefits (including, without limitation, deductions and credits) arising out of Operator's expenditures in the use, possession or operation of the Allocated Assets by the Operator, or any of its respective assignees or designees, and the improvements thereto, that the Operator, or any of its designees is entitled to claim under federal, state and local laws and regulations. These tax benefits include but are not limited to: (i) deductions for depreciation or amortization attributable to property (both tangible and intangible) owned by the Operator, or any of its assignees or designees, including improvements made to any of the Allocated Assets by any of them, as well as expenditures made by any of them that are required to be capitalized under sections 263 or 263A or some other section of the Code; (ii) deductions for expenditures made by the Operator, or any of its assignees or designees, deductible as ordinary and necessary business expenses under section 162 of the Code; (iii) deductions for losses attributable to property (both tangible and intangible) owned by the Operator, or any of its assignees or designees, deductible under section 165 of the Code; and (iv) any federal, state or local credits applicable to the use, lease, possession or operation of the Allocated Assets by the Operator, or any of its assignees or designees, and improvements thereto. The Owner is entitled to deductions for Taxes of the Owner paid by the Operator under paragraph (a) of this Section 3.5 and treated as rent paid by the Operator under this Agreement and taxable income received by the Owner under section 1.162-11(a) of the Income Tax Regulations.

                                   ARTICLE IV

                   Representations, Warranties and Agreements
                   ------------------------------------------

        SECTION  4.1  Disclaimer  of  Warranties.  AS BETWEEN  THE OWNER AND THE
                      --------------------------
OPERATOR, THE EXECUTION OF THIS AGREEMENT SHALL BE CONCLUSIVE PROOF OF ACCEPTANCE BY THE OPERATOR OF EACH ALLOCATED ASSET AS BEING IN COMPLIANCE WITH ALL REQUIREMENTS OF THIS AGREEMENT. THE OWNER AND THE OPERATOR TAKE EACH SUCH ALLOCATED ASSET "AS IS" AND "WHERE IS", AND THE OPERATOR ACKNOWLEDGES THAT THE OWNER HAS NOT MADE, NOR SHALL BE DEEMED TO HAVE MADE, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, COMPLIANCE WITH SPECIFICATIONS, CONDITION, MERCHANTABILITY, DESIGN, QUALITY, DURABILITY, OPERATION OR FITNESS FOR USE OR PURPOSE OF EACH SUCH ALLOCATED ASSET OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO EACH SUCH ALLOCATED ASSET OR OTHERWISE, IT BEING AGREED THAT ALL RISKS INCIDENT THERETO ARE TO BE BORNE, AS BETWEEN THE OWNER AND THE OPERATOR, BY THE OPERATOR IN THE EVENT OF ANY DEFECT OR DEFICIENCY IN ANY SUCH ALLOCATED ASSET, OF ANY NATURE WHETHER PATENT OR LATENT, AND THAT THE OWNER SHALL NOT HAVE ANY RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO, except that the Owner hereby represents, warrants and covenants that each such Allocated Asset shall be free of Owner Liens on the Closing Date and except as otherwise provided in the Transaction Agreement. The provisions of this Section 4.1 have been negotiated, and the foregoing provisions are intended to be a complete exclusion and negation of any other warranties made by the Owner, express or implied, with respect to any Allocated Asset, whether arising pursuant to Applicable Law now or hereafter in effect or otherwise. Nothing contained in this Section 4.1 shall in any way diminish or otherwise affect any right the Operator may have with respect to any Allocated Asset against any third Person. The Owner shall not at any time be required to inspect any Allocated Asset, and any actual inspection by the Owner shall not be deemed to affect or modify the provisions of this
Section 4.1.

        SECTION 4.2 Operator To Exercise  Certain  Rights.  (a) The Owner hereby
                    -------------------------------------
authorizes the Operator, at the Operator's expense, to exercise in the name of and on behalf of the Owner and the Operator, as their interests may appear, the right and power to deal with any third party lessor, lessee, licensor, licensee, seller, manufacturer, shipper or any other Persons (including agents and consultants thereof) with respect to any Allocated Asset or who are party to any Assigned Rights (each a "Third Party Provider") and the right to enforce (by legal action or otherwise) against such Third Party Provider all rights, powers and privileges of the Owner and to receive all benefits of the Owner with respect to such Third Party Provider, under any Contract, Assigned Right, express or implied warranty, indemnity or otherwise; provided, that if an Event of Default shall have occurred and be continuing (and until all Events of Default then outstanding shall no longer be continuing) the Owner may terminate the authority of the Operator under this Section 4.2. Any amount paid to the Owner or Operator pursuant to the Operator's exercise of its authority under this Section 4.2 shall be paid to the Operator. After the end of the Term or any Renewal Term with respect to any Allocated Asset or after the termination of this Agreement with respect to such Allocated Asset pursuant to Article XIV, (a) the Operator shall have no further rights, powers, privileges or benefits under this Section 4.2 and (b) all amounts payable by any Third Party Provider paid with respect to periods arising thereafter shall be paid to, and retained by, the Owner or any other Person as shall then be the owner of the Allocated Asset as to which such payment is made.

               (b) The Operator shall, with the Owner's prior consent, have the right and power to execute and deliver on behalf of the Owner, the extension, renewal, amendment or modification of any Assigned Rights or any other Contract in respect of the Allocated Assets.

               (c) The Owner shall as expeditiously as possible use its reasonable efforts to obtain or transfer to the Operator any Governmental Action or the consent, authorization, or approval of any private Person required to be made, obtained or transferred to effectuate the purposes of this Agreement and the transactions contemplated herein, which actions shall include furnishing all information required under or in connection with such Governmental Action or the approvals of, or filing with such private Person.

               (d) The Operator shall pay, perform and discharge fully all of the obligations of the Owner or its Affiliates under all Assigned Rights and Contracts that are Allocated Assets from and after the Closing Date. Such payments shall be considered Supplemental Operating Fees. The Owner or its Affiliates shall, without further consideration therefor, pay, assign and remit promptly to the Operator, as appropriate, all monies, rights and other consideration received in respect of such performance. The Owner or its Affiliates shall exercise or exploit the rights and options under all such Contracts only as reasonably directed by the Operator.

        SECTION 4.3 Representations and Warranties of the Operator. The Operator
                    ----------------------------------------------
represents and warrants to the Owner as of the Closing Date as follows:

               (a) Due Organization, etc. The Operator (i) is a corporation duly
                   ----------------------
organized and validly  existing under the laws of the  Commonwealth of Virginia,
(ii) has the power and authority to enter into and perform its obligations under this Agreement and (iii) has obtained all Governmental Action required to use or hold the Allocated Assets in accordance with this Agreement, and to enter into and perform its obligations under this Agreement.

               (b) Due  Authorization,  Non-Contravention,  etc. The  execution,
                   ---------------------------------------------
delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of the Operator, do not and will not conflict with, result in any violation of, or constitute any default under, any provision of any Organic Document of the Operator or Applicable Law.

               (c) Due  Execution.  This  Agreement  has been duly  executed and
                   --------------
delivered by the Operator, and constitutes the legal, valid and binding obligation of the Operator enforceable against the Operator in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought.

        SECTION  4.4  Representations  and  Warranties  of the Owner.  The Owner
                      ----------------------------------------------
represents and warrants to the Operator as of the Closing Date as follows:

               (a) Due  Organization,  etc. The Owner (i) is a limited liability
                   ------------------------
company duly organized and validly existing under the laws of the State of Delaware, (ii) has the power and authority to enter into and perform its obligations under this Agreement and (iii) has obtained all Governmental Action required to enter into and perform its obligations under this Agreement.

               (b) Due  Authorization,  Non-Contravention,  etc. The  execution,
                   ---------------------------------------------
delivery and performance of this Agreement have been duly authorized by all necessary company action on the part of the Owner, do not and will not conflict with, result in any violation of, or constitute any default under, any provision of any Organic Document of the Owner or Applicable Law.

               (c) Due  Execution.  This  Agreement  has been duly  executed and
                   --------------
delivered by the Owner, and constitutes the legal, valid and binding obligation of the Owner enforceable against the Owner in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought.


                                    ARTICLE V

                             Liens; Quiet Enjoyment
                             ----------------------

        SECTION 5.1 Liens. The Operator shall not directly or indirectly create,
                    -----
incur, assume or suffer to exist any Lien (other than Permitted Liens) on any Allocated Asset. The Operator will promptly, at its own expense, take such action as may be necessary duly to discharge any such Lien. The Operator's obligations under this Section 5.1 with respect to any such Lien on any Allocated Asset resulting from a claim arising prior to the termination of this Agreement with respect to such Allocated Asset shall survive such termination. The Operator agrees that, upon the termination of this Agreement, the Allocated Assets shall be returned to the Owner free and clear of Liens, other than Owner Liens.

        SECTION 5.2 Quiet Enjoyment. Notwithstanding any other provision of this
                    ---------------
Agreement, so long as no Event of Default shall have occurred and be continuing, as between the Operator and Owner, the Operator shall have the exclusive rights to possession, control and use of all Allocated Assets and neither the Owner nor any Person acting or claiming through the Owner will take any action that shall interfere with the peaceful and quiet enjoyment or the possession and use or nonuse of any Allocated Asset by the Operator, and the Operator shall have the right to possess and use or not use such Allocated Asset in its sole discretion, subject always to the terms and conditions of this Agreement. The foregoing is not intended to limit the inspection rights of the Allocated Assets granted by the Operator pursuant to Section 13.1 hereof.


                                   ARTICLE VI

                               Settlement Account
                               ------------------

        SECTION 6.1  Maintenance  of  Settlement  Account.  The  Operator  shall
                     ------------------------------------
maintain a non-cash book account (the "Settlement Account") to reflect amounts owed by the Operator to the Owner as a result of transactions described in Sections 7.1(e), 8.1 and 10.1(a)(ii) hereof.

        SECTION 6.2 Payment of Settlement  Account  Balance.  The Operator shall
                    ---------------------------------------
pay to the Owner an amount equal to the then balance of the Settlement Account upon: (i) the sixth (6th), twelfth (12th), eighteenth (18th) and twenty-fourth
(24th) anniversaries of the Closing Date, (ii) the expiration of the Term (or, if earlier, the termination of this Agreement), (iii) the sixth (6th) anniversary of the first day of each Renewal Term, (iv) the end of each Renewal Term (or, if earlier, the termination of this Agreement), and (v) thirty (30) calendar days after the date on which a Substantial Allocated Asset (a) is not repaired or replaced under Section 7.1(e) hereof, (b) is abandoned, sold or otherwise disposed of under Section 8.1 hereof or (c) suffers an Event of Loss and is not replaced under Section 10.1(a)(i) hereof (each, a "Settlement Account Payment Date").

        SECTION 6.3 Confirmation of Settlement  Account.  Within sixty (60) days
                    -----------------------------------
of the crediting of an amount to the Settlement Account, the Appraisal Procedure shall be used to confirm that credits to the Settlement Account were based on the fair market value of the relevant Allocated Assets consistent with the terms of this Agreement. The Settlement Account shall be adjusted consistent with the outcome of the Appraisal Procedure and the payments made pursuant to Section 6.2 hereof shall reflect any such adjustments.



                                   ARTICLE VII

                             Operation; Maintenance
                             ----------------------

        SECTION 7.1 Operation and  Maintenance.  The Operator shall at all times
                    --------------------------
at its own expense during the Term and during any Renewal Term:

               (a) use the Allocated Assets in such manner and for such purposes as the Operator considers necessary or appropriate in connection with the operation of its business;

               (b) keep and maintain such books, records and title documents relating to the Allocated Assets, and the acquisition, construction and installation of Modifications thereto and the payment of the purchase price of such Modifications, as the Operator considers appropriate consistent with the Operator's customary business practices;

               (c)  maintain  the  Allocated   Assets  in  accordance  with  the
Operator's customary practice;

               (d) inspect, service, maintain, store, use, operate, repair, replace, modify and improve the Allocated Assets in compliance in all material respects with Applicable Law (including all applicable environmental and occupational safety laws), and in compliance in all material respects with all applicable licenses and permits relating to the Allocated Assets issued by any Governmental Authority; provided, the Operator may in good faith by appropriate proceedings contest the validity or application of any such Applicable Law in any reasonable manner which does not involve any risk of the imposition of criminal liability on the Owner, or any material danger of any fine, penalty, or other imposition upon the Owner for which the Operator has not acknowledged its obligation to indemnify the Owner pursuant to this Agreement; and

               (e) in case of any damage to any Allocated Asset, other than damage constituting an Event of Loss, at its election, in either case at its own expense, (i) repair such Allocated Asset so as to restore its utility consistent with the Operator's customary practice with respect to similar assets owned by the Operator (as determined solely by the Operator) or (ii) replace such Allocated Asset with an asset (which will become an Allocated Asset) having a fair market value (as determined solely by the Operator) equivalent to that of the damaged Allocated Asset immediately prior to the damage (assuming, in either case, such Allocated Asset was then in the condition and state of repair required to be maintained by the terms of this Agreement), with such alterations and additions as may be made at the Operator's election pursuant to and subject to the conditions of Section 7.2 hereof; provided, however, that the Operator need not repair or replace any Allocated Asset to the extent that such Allocated Asset is not necessary to the operation of the Allocated Assets considered as a whole (as determined solely by the Operator), in which event the Operator shall credit to the Settlement Account the fair market value of such Allocated Asset as of the date immediately prior to the damage (assuming such Allocated Asset was then in the condition and state of repair required to be maintained by the terms of this Agreement). Upon the crediting of the Settlement Account with the fair market value of such Allocated Asset, such Allocated Asset shall no longer be subject to this Agreement and the Owner shall convey to the Operator or its designee, ownership of and title to such Allocated Asset. Notwithstanding the foregoing, until payment by the Operator to the Owner of the amount credited to the Settlement Account on the next succeeding Settlement Account Payment Date, such Allocated Asset shall be deemed to continue to be subject to this Agreement solely for the purpose of calculating the Operating Fee.

        SECTION 7.2  Modification.
                     ------------

               (a) The Operator shall at its expense make any Modification to any Allocated Asset required (i) by Applicable Law or in order to operate, maintain, service, store, or use such Allocated Asset in accordance with Applicable Law, as soon as practicable after any such requirement may arise or
(ii) in order for the Operator to comply with the provisions of this Agreement (all such Modifications being referred to herein as "Required Modifications"); provided, that the Operator may, so long as no Event of Default shall have occurred and be continuing, in good faith by appropriate proceedings contest the validity or application of any Applicable Law in any reasonable manner which does not involve any reasonably foreseeable risk of the imposition of criminal liability on the Owner, or any material danger of any fine, penalty or other imposition upon the Owner for which the Operator has not acknowledged its obligation to indemnify the Owner pursuant to this Agreement. The Operator at its expense, from time to time, may make any Modification to any Allocated Asset that the Operator in its discretion may deem desirable in the proper conduct of the Operator's business (all such Modifications which are not Required Modifications being referred to herein as "Optional Modifications"); provided that any construction of new trackage or facilities appurtenant to but not located on such Allocated Assets shall, at Operator's election, be deemed not to be Modifications hereunder and not subject to this Agreement.

               (b) Title to each Modification shall vest as follows:

                      (i)    in  the  case of  each (A) Required Modification or
(B) other Nonseverable Modification, whether or not the Owner shall have financed or provided financing (in whole or in part) for such Modification, the Owner shall, without further act, effective on the date such Modification shall have been incorporated into the modified Allocated Asset, acquire title to such Modification free and clear of all Liens other than Permitted Liens; or

                      (ii) in the case of each Severable Modification, the Operator shall retain title to such Modification and the Operator may (subject to Section 7.2(c) hereof) remove such Modification at its expense at any time so long as the modified Allocated Asset remains in or is restored by the Operator to the condition required by this Agreement.

        Immediately upon title to a Modification vesting in the Owner pursuant to this Section 7.2(b), such Modification shall, without further act, become subject to this Agreement and be deemed part of the applicable Allocated Asset for all purposes.

               (c) Subject to compliance with Applicable Law, the Operator may remove, at its expense, any Severable Modification; provided, that the Operator, at its expense shall repair any damage to the Allocated Asset from which a Severable Modification has been removed caused by such removal; provided, further, that in the event the Operator shall not have removed any Severable Modification to which the Operator shall have title as provided in Section
7.2(b)(ii) prior to the end of the Term or any Renewal Term, title to such Severable Modification shall vest in the Owner upon the expiration of such Term or Renewal Term.


                                  ARTICLE VIII

                      Obsolescence Termination; Abandonment
                      -------------------------------------

        SECTION  8.1  Obsolescence  Termination;   Abandonment.  Except  as  may
                      ----------------------------------------
otherwise be contemplated in this Agreement, the Operator may not dispose of, or otherwise convey or transfer any interest in the Allocated Assets to any Person. Unless an Event of Default shall have occurred and be continuing, if the Operator has determined that an Allocated Asset is uneconomic or surplus to, or no longer necessary for, the Operator's operating requirements as determined by the Operator in its sole judgment, the Operator shall have the right, with the Owner's consent, to abandon or sell or otherwise dispose of such Allocated Asset (as agent for the Owner) in which event the Operator may retain the sale proceeds (net of selling expenses), if any, received for such Allocated Asset and shall credit to the Settlement Account the fair market value (as of the time of the abandonment, sale or other disposition) of such Allocated Asset (which, in no event, shall be less than the sale proceeds, net of selling expenses, received for such Allocated Asset). Upon the crediting of the Settlement Account with the fair market value of such Allocated Asset, such Allocated Asset shall no longer be subject to this Agreement and the Owner shall convey to the Operator or its designee, ownership of and title to such Allocated Asset. Notwithstanding the foregoing, until payment by the Operator to the Owner of the amount credited to the Settlement Account on the next succeeding Settlement Account Payment Date, such Allocated Asset shall be deemed to continue to be subject to this Agreement solely for the purpose of calculating the Operating Fee.

        SECTION 8.2 Conditions of Termination.  As a condition to a termination,
                    -------------------------
abandonment or other disposition pursuant to this Article VIII, any necessary Governmental Actions in connection therewith shall have been obtained by and at the expense of the Operator. Upon the Operator's request, the Owner shall cooperate fully with the Operator in seeking and obtaining all necessary Governmental Actions in connection with the termination or abandonment of any Allocated Asset.

                                   ARTICLE IX

                                   Termination
                                   -----------

        SECTION 9.1 Termination.  (a) Unless the Operator  exercises its renewal
                    -----------
option under Article XVII, upon termination of this Agreement, the Operator shall, at its risk, cost and expense, cause the Allocated Assets subject to this Agreement at such time to be (i) free and clear of all Liens other than Owner Liens, (ii) in compliance with the maintenance and operating provisions of this Agreement, and (iii) otherwise capable of being maintained, used and operated substantially in compliance with Applicable Law for the operation of a railroad appropriate to conditions existing at such time.

               (b) Upon the termination of this Agreement, the Operator will, at the Operator's expense, promptly and duly execute and deliver to the Owner such documents and take such further actions as the Owner may reasonably request in order to effect the return of the Allocated Assets, including any Assigned Right, to the Owner or its designee.

        SECTION 9.2 Owner  Assignment,  Lease or Sale of  Allocated  Asset.  The
                    ------------------------------------------------------
Operator agrees that during the last year of the Term or any Renewal Term, it will cooperate in all reasonable respects with efforts of the Owner to lease, sell, assign or otherwise transfer any Allocated Asset to any designee of the Owner.

        SECTION 9.3  Governmental  Approvals.  The Operator shall  cooperate and
                     -----------------------
assist the Owner, at the expense of the Owner, in transferring or obtaining all Governmental Actions which may be necessary for the Owner or its designee, as the case may be, to operate, lease, purchase, assume or otherwise be a party to or beneficiary of any returned Allocated Asset.

        SECTION 9.4 Severable Modifications.  At any time after the Operator has
                    -----------------------
notified the Owner that it has determined not to renew this Agreement pursuant to Article XVII, or operational responsibility for the Allocated Assets reverts to the Owner, the Operator shall at the Owner's request, advise the Owner of the nature and condition of all Severable Modifications owned by the Operator pursuant to Section 7.2(b)(ii) hereof which the Operator has removed or intends to remove from the Allocated Assets in accordance with Section 7.2(c) hereof. The Operator may (and shall, if so directed by Owner), at its sole cost, expense and risk, remove from any Allocated Asset any Severable Modification; provided, that any such Modification not removed pursuant to this Section 9.4 shall be deemed to be part of the Allocated Asset to which it relates for all purposes hereof and title to such Modification shall thereupon vest in the Owner free and clear of all Liens, other than Owner Liens.


                                    ARTICLE X

                  Loss, Destruction, Condemnation, Damage, etc.
                  ---------------------------------------------

        SECTION 10.1 Replacement; Payment.
                     --------------------

               (a) Upon the occurrence of an Event of Loss, or an event which with the passage of time would become an Event of Loss, with respect to any Allocated Asset, the Operator shall:

                      (i) replace the Allocated Asset which suffered the Event of Loss, with a replacement asset (which will become an Allocated Asset) which has a fair market value equivalent to that of the Allocated Asset which suffered the Event of Loss (as determined solely by the Operator) immediately prior to such Event of Loss (assuming such Allocated Asset was then in the condition and state of repair required by this Agreement); or

                      (ii) the  Operator may retain the sale  proceeds,  if any, received for the Allocated Asset suffering the Event of Loss and shall credit to the Settlement Account the fair market value of such Allocated Asset immediately prior to such Event of Loss (assuming such Allocated Asset was then in the condition and state of repair required by this Agreement), which fair market value in no event shall be less than the sale proceeds (net of selling expenses) received for such Allocated Asset. Upon the crediting of the Settlement Account with the fair market value of such Allocated Asset, such Allocated Asset shall no longer be subject to this Agreement and the Owner shall convey to the Operator or its designee, ownership of and title to such Allocated Asset. Notwithstanding the foregoing, until payment by the Operator to the Owner of the amount credited to the Settlement Account on the next succeeding Settlement Account Payment Date, the Allocated Asset suffering the Event of Loss shall be deemed to continue to be subject to this Agreement solely for the purpose of calculating the Operating Fee.

               (b) Upon compliance by the Operator with Section 10.1(a)(i), (i) this Agreement shall continue with respect to any replacement Allocated Asset as though no Event of Loss had occurred, (ii) the Owner shall convey "as is" "where is", free and clear of all Owner Liens, without recourse or warranty (except as to the ability and authority of the Owner to transfer and convey such Allocated Asset free and clear of Owner Liens), to the Operator or its designee all right, title and interest of the Owner in and to the Allocated Asset being replaced by executing and delivering to the Operator or its designee such bills of sales and other documents or instruments as the Operator or its designee may reasonably request to evidence such conveyance, and (iii) the Owner shall assign to the Operator all claims it may have against any other Person arising from the event which gave rise to the replacement.


               (c) Upon compliance by the parties with Section 10.1(a)(ii), the Owner shall convey "as is" "where is", free and clear of all Owner Liens, without recourse or warranty (except as to the ability and authority of the Owner to transfer and convey such Allocated Asset free and clear of Owner Liens), to the Operator or its designee all right, title and interest of the Owner in and to such Allocated Asset by executing and delivering to the Operator or its designee such bills of sales and other documents or instruments as the

Operator or its designee may reasonably request to evidence such conveyance.

        SECTION 10.2 Applications During Event of Default. Any amount that shall
                     ------------------------------------
be payable to the Operator pursuant to this Agreement arising out of any warranty, governmental award or otherwise received in respect of any Allocated Asset shall not be paid to the Operator or, if it shall have been previously paid to the Operator, shall not be retained by the Operator but shall be paid to the Owner, if at the time of such payment any Event of Default shall have occurred and be continuing. In such event, all such amounts shall be paid to and held by the Owner in trust as security for the obligations of the Operator to make payments under this Agreement or applied by the Owner toward payment of any of such obligations of the Operator at the time due hereunder. At such time as there shall not be continuing any Event of Default all such amounts at the time held by the Owner in excess of the amount, if any, that the Owner shall have elected to apply as above provided shall be paid to the Operator.

        SECTION 10.3  Application of Article VII. Article VII shall not apply to
                      --------------------------
any Allocated Asset after an Event of Loss has occurred with respect to such Allocated Asset; provided, that the foregoing shall not limit the obligations of the Operator under Article VII hereof with respect to any replacement Allocated Asset.


                                   ARTICLE XI

                                   Indemnities
                                   -----------

        SECTION 11.1 Indemnity by Operator.  (a) The Operator  assumes and shall
                     ---------------------
be fully responsible for all liabilities attributable in any way to the Allocated Assets, or to operations on or over the Allocated Assets, except for
(i) Retained Liabilities and any other liabilities with respect to which it is the responsibility of any Person other than the Operator under the terms of the Transaction Agreement and the Ancillary Agreements to indemnify the Owner, and
(ii) liabilities that arise prior to the Closing Date referred to in Section 2.8(b)(i) or Section 2.8(c) of the Transaction Agreement; provided, that for the purposes of this Section 11.1(a), the term "Ancillary Agreements" as used in the parenthetical included in Sections 2.8(b) and 2.8(c) of the Transaction Agreement shall be deemed not to include this Agreement. To that end, the Operator agrees to and shall protect, indemnify and hold wholly harmless the Owner and its directors, officers, employees and agents (each an "Owner Indemnified Person") from and against any Damages arising from or attributable to the liabilities assumed by the Operator under the first sentence of this
Section 11.1(a).

               (b)  Upon  payment  in full  of any  indemnity  pursuant  to this
Section 11.1, the Operator shall, to the extent of such payment and so long as no Event of Default shall have occurred and be continuing, be subrogated to any rights of the Owner Indemnified Person in respect of the matter against which such indemnity was given (other than with respect to any insurance policies carried by such Owner Indemnified Person).

        SECTION  11.2  Indemnity  by  Owner.   (a)  The  Owner  shall  be  fully
                       --------------------
responsible for all liabilities allocated to it under Section 2.8(b)(i) of the Transaction Agreement. The Owner shall be fully responsible for all liabilities allocated to it under Section 2.8(c) of the Transaction Agreement and shall, to the extent not obtained by CRC as required by Section 2.8(c) of the Transaction Agreement, obtain within 60 days after the Closing Date insurance to cover such liabilities from and after the Closing Date. To that end, the Owner agrees to and shall protect, indemnify and hold wholly harmless the Operator and its directors, officers, employees and agents (each, an "Operator Indemnified Person") from and against any and all Damages arising from or attributable to
(i) Retained Liabilities and any other liabilities with respect to which it is the responsibility of any Person other than the Operator under the terms of the Transaction Agreement and the Ancillary Agreements to indemnify the Owner, and
(ii) liabilities that arise prior to the Closing Date referred to in Section 2.8(b)(i) and Section 2.8(c) of the Transaction Agreement; provided, that for the purposes of this Section 11.2(a), the term "Ancillary Agreements" as used in the parenthetical included in Sections 2.8(b) and 2.8(c) of the Transaction Agreement shall be deemed not to include this Agreement.

               (b)  Upon  payment  in full  of any  indemnity  pursuant  to this
Section 11.2, the Owner shall, to the extent of such payment, be subrogated to any rights of the Operator Indemnified Person in respect of the matter against which such indemnity was given (other than with respect to any insurance policies carried by such Operator Indemnified Person).

        SECTION  11.3  Indemnification  Procedures.  (a) If any Action  shall be
                       ---------------------------
threatened or instituted or any claim or demand shall be asserted against any Indemnified Party in respect of which indemnification may be sought under the provisions of this Agreement, the Indemnified Party shall promptly cause written notice of the assertion of any such claim, demand or Action of which it has knowledge to be forwarded to the Indemnifying Party. Such notice shall contain a reference to the provisions hereof or of such other agreement, instrument or certificate delivered pursuant hereto, in respect of which such claim is being made. The Indemnified Party's failure to give the Indemnifying Party prompt notice shall not preclude the Indemnified Party from obtaining indemnification from the Indemnifying Party under this Article XI unless the Indemnified Party's failure has materially prejudiced the Indemnifying Party's ability to defend the claim, demand or Action.

               (b) If the Indemnified Party seeks indemnification from the Indemnifying Party as a result of a claim or demand being made by a third party (a "Third Party Claim"), the Indemnifying Party shall have the right promptly to assume the control of the defense of any Action with respect to such Third Party Claim, including, at its own expense, employment by it of counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party may, in its sole discretion and at its own expense, employ counsel to represent it in the defense of the Third Party Claim, and in such event counsel for the Indemnifying Party shall cooperate with counsel for the Indemnified Party in such defense, provided that the Indemnifying Party shall direct and control the defense of such Third Party Claim or proceeding. The Indemnifying Party shall not consent to the entry of any judgment, except with the written consent of the Indemnified Party, and shall not enter into any settlement of such Third Party Claim without the written consent of the Indemnified Party which does not include as an unconditional term thereof the release of the Indemnified Party from all Liability in respect of such Third Party Claim.


                                   ARTICLE XII

                                   Assignments
                                   -----------

        SECTION 12.1 Operator Assignments.  Except as otherwise provided in this
                     --------------------
Agreement, the Operator may not, without the prior written consent of the Owner, and subject to any applicable Governmental Actions, assign, transfer, sublease or otherwise grant the right to use any Allocated Asset or its interest therein or rights with respect thereto, including any Assigned Right. Except as otherwise provided in this Agreement, the Operator may, with the prior written consent of the Owner, and subject to any applicable Government Actions, assign, transfer, sublease or otherwise grant the right to use any Allocated Asset or its interest therein or rights with respect thereto, including any Assigned Right.

        SECTION  12.2 Merger,  Consolidation,  Etc.  The  Operator,  without the
                      -----------------------------
consent of the Owner, may assign all or any part of its rights and obligations under this Agreement to (i) any of its controlled Subsidiaries or (ii) any successor in the event of a merger, consolidation, sale of all or substantially all its assets, liquidation or dissolution, if such assignee executes and delivers to the Owner an agreement reasonably satisfactory in form and substance to the Owner under which such assignee assumes and agrees to perform and discharge all the obligations and liabilities of the Operator; provided that any such assignment shall not relieve the Operator from the performance and discharge of such obligations and liabilities.

        SECTION 12.3 Owner  Assignments.  The Owner shall not transfer or assign
                     ------------------
any part of its right, title and interest in this Agreement or any Allocated Assets used hereunder without the prior written consent of the Operator.


                                  ARTICLE XIII

                              Inspection; Markings
                              --------------------

        SECTION  13.1 Rights to  Information.  The Owner may at its own expense,
                      ----------------------
upon reasonable prior notice to the Operator during the normal business hours of the Operator, no more frequently than once in any calendar year, inspect the Allocated Assets and the books and records of the Operator relating to the maintenance and performance of such Allocated Assets and make copies and extracts therefrom, and may discuss such matters with the Operator's officers. Upon the occurrence and during the continuance of an Event of Default, the Owner may inspect such books and records at any time, which inspections shall be at the expense of the Operator. The Owner also shall have the right at any time to obtain information regarding the condition and state of repair of any Allocated Asset, compliance by the Operator with Article VII hereof and the absence of an Event of Default.

        SECTION 13.2  Markings.  The Operator  shall affix to certain  Allocated
                      --------
Assets agreed to by the Operator and Owner identifying labels, plates or tags each setting forth such information as the Operator and Owner may agree. The Operator covenants and agrees to replace any such label, plate or tag which may be removed or destroyed or become illegible, and the Operator shall indemnify each Owner Indemnified Person against any liability, loss or expense incurred by such Owner Indemnified Person as a result of the failure to maintain such markings.


                                   ARTICLE XIV

                                Events of Default
                                -----------------

        SECTION  14.1  Events of Default.  Each of the  following  events  shall
                       -----------------
constitute an Event of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority):

               (a) the Operator shall fail to make any payment of (i) the Operating Fee when due and such failure shall continue unremedied for a period of thirty (30) Business Days and (ii) any Supplemental Operating Fees due under this Agreement and such failure shall continue unremedied for a period of thirty
(30) Business Days; or

               (b) the Operator shall fail to perform or observe any other material covenant, condition or agreement to be performed or observed by it under this Agreement and such failure shall continue unremedied for a period of one hundred twenty (120) Business Days after notice thereof shall have been given to the Operator by the Owner; provided, that the continuation of any such failure or breach (other than a failure or breach curable by payment of money) for a period longer than such one hundred twenty (120) Business Day period shall not constitute an Event of Default if (i) such default is curable but cannot be cured within such one hundred twenty (120) Business Day period and (ii) the Operator is diligently pursuing the cure of such default; provided, further, that any such failure or breach (other than a failure or breach curable by payment of money) shall constitute an Event of Default if such failure is not cured within the earlier of the last Business Day of the Term and any Renewal Term and four hundred fifty (450) days from the date notice thereof has been given to the Operator; or

               (c) The Operator (i) shall commence a voluntary Insolvency Proceeding, (ii) shall seek the appointment of a trustee, receiver, liquidator, sequestrator, custodian or other similar official of the Operator or any substantial part of the Operator's property, (iii) shall acquiesce in or consent to any such relief or to the appointment of or taking possession by any such official in an involuntary Insolvency Proceeding commenced against it, (iv) shall make a general assignment for the benefit of creditors, or (v) shall fail generally to pay its undisputed debts as they become due; or

               (d) an involuntary Insolvency Proceeding shall be commenced against the Operator seeking liquidation, reorganization or other relief with respect to such Person or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, assignee, sequestrator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed or unstayed for a period of one hundred twenty (120) consecutive Business Days.


                                   ARTICLE XV

                                    Remedies
                                    --------

        SECTION 15.1  Remedies.  Upon the occurrence of any Event of Default and
                      --------
at any time thereafter so long as the same shall be continuing, the Owner may, at its option, declare by written notice to the Operator this Agreement to be in default; and at any time thereafter so long as such Event of Default shall not have been remedied, the Owner may do one or more of the following with respect to the Allocated Assets:

               (a) sell the Allocated Assets at public or private sale, as the Owner may determine, or otherwise dispose of, hold, use, operate, lease to others or keep unused the Allocated Assets as the Owner, in its sole discretion, may determine, all free and clear of any rights of Operator;

               (b) whether or not the Owner shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (a) above, the Owner, by written notice to the Operator, may demand that the Operator pay to the Owner, and the Operator shall pay to the Owner, any accrued but unpaid Operating Fees (together with interest, if any, on such amount at the Overdue
Rate from such specified payment date until the date of actual payment of such amount); or

               (c) terminate this Agreement and the rights of the Operator to use the Allocated Assets pursuant hereto.

        The Owner may exercise one or more remedies in respect of certain Allocated Assets and one or more other remedies in respect of other Allocated Assets.

        No termination of this Agreement, in whole or in part, or exercise of any remedy under this Article XV shall, except as specifically provided herein, relieve the Operator of any of its liabilities and obligations hereunder, all of which then outstanding shall survive such termination, repossession or exercise of remedy. In addition, the Operator shall be liable for any and all Fees and Expenses and other costs and expenses incurred by the Owner by reason of the occurrence of any Event of Default or the exercise of the remedies of the Owner with respect thereto. At any sale of any Allocated Assets or any part thereof pursuant to this Article XV, the Owner may bid for and purchase such property.

        SECTION 15.2 Owner Rights. To the fullest extent permitted by Applicable
                     ------------
Law, each and every right, power and remedy herein specifically given to the Owner or otherwise in this Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically given herein or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Owner, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Owner in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Operator or to be an acquiescence therein. No express or implied waiver by the Owner of any Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.

        SECTION 15.3  Exercise of Other  Rights or Remedies.  In addition to all
                      -------------------------------------
rights and remedies provided in this Article XV, the Owner may exercise any other right or remedy that may be available to it under Applicable Law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

        SECTION 15.4 Subject to Governmental  Action.  The exercise of any right
                     -------------------------------
or remedy provided for in this Article XV shall be subject to any applicable Governmental Action.


                                   ARTICLE XVI

                                Right to Perform
                                ----------------

        SECTION  16.1  Right to  Perform.  If the Owner  shall  fail to make any
                       -----------------
payment or perform under, or comply with, any contract, lease, license or other agreement in respect of the Allocated Assets to which the Owner is a party, the Operator may (but shall have no duty to do so) make such payment or perform or comply with such agreement, and the Operating Fee shall be reduced in the amount of such payment and the amount of all expenses of the Operator (including Fees and Expenses) incurred in connection with such payment or the performance of or compliance with such agreement.


                                  ARTICLE XVII

                                 Renewal Options
                                 ---------------

        SECTION 17.1 Renewal Notice.
                     --------------

               (a) The Operator shall have the option to renew this Agreement twice. Not less than one (1) year before expiration of the Term or the initial Renewal Term, the Operator may deliver to the Owner a notice (the "Renewal Notice") of the Operator's election to renew this Agreement in respect of all, but not less than all, Allocated Assets for a renewal period of five (5) years (or, if there has already been a renewal period, an additional renewal period of five (5) years), or such other period of time as the Owner and the Operator shall mutually agree (each such period, a "Renewal Term").

               (b) All terms of this Agreement shall continue in full force and effect during each such Renewal Term.

               (c) In the event the Operator elects to renew this Agreement, the Renewal Term will commence on the day immediately following the expiration of the Term or initial Renewal Term and continue until the end of such Renewal Term.

               (d) The Renewal Notice, once given, shall be irrevocable and the option to renew this Agreement shall expire if the Operator does not deliver the Renewal Notice by the times provided in Section 17.1(a) hereof.

               (e) Notwithstanding the foregoing, the Operator shall have no right to renew this Agreement if any Event of Default exists on the date of delivery of the Renewal Notice or the commencement of the Renewal Term.

                                  ARTICLE XVIII

                         Certain Notices and Information
                         -------------------------------

        SECTION 18.1 Notices. Any notice expressly required by this Agreement to
                     -------
be given to the Owner or the Operator shall be deemed delivered on the date sent by registered mail, or by such other means as the parties hereto may agree, and shall be addressed to them as follows:

               (a)    If to Owner:

                      New York Central Lines LLC
                      2001 Market Street
                      Philadelphia, Pennsylvania 19103
                      Attention: Vice President-General Counsel

                      Copy to:

                      Executive Vice President and Chief Operating Officer CSX Transportation, Inc.
                      500 Water Street, J120
                      Jacksonville, Florida 32202

               (b) If to Operator:

                      Executive Vice President and Chief Operating Officer CSX Transportation, Inc.
                      500 Water Street, J120
                      Jacksonville, Florida 32202

Each party may from time to time change its address in this Section 18.1 by written notice delivered to the other party.

        SECTION  18.2 Notice of Event of Default.  Promptly  after an  executive
                      --------------------------
officer of the Operator shall have actual knowledge of the occurrence or existence of any Event of Default or any event which, with the passing of time or giving of notice, would constitute an Event of Default, the Operator shall so notify the Owner and set forth in reasonable detail the circumstances surrounding such event or Event of Default and shall specify what actions the Operator has taken or intends to take to cure such event or Event of Default.

        SECTION 18.3 Information  Regarding Allocated Assets. The Operator shall
                     ---------------------------------------
promptly furnish the information at such times and in such format as is regularly produced by the Operator concerning the condition, maintenance and use of the Allocated Assets as the Owner may reasonably request.

                                   ARTICLE XIX

                                 Confidentiality
                                 ---------------

        SECTION 19.1  Confidentiality.  The parties hereto shall hold, and shall
                      ---------------
cause their respective officers, employees, agents, consultants and advisors to hold, in strict confidence, unless compelled to disclose by judicial or administrative process or, in the opinion of its independent legal counsel, by other requirements of law, all information furnished it by the other party hereto, or their respective representatives, pursuant to this Agreement (except to the extent that such information can be shown to have been (i) available to such party on a non-confidential basis prior to its disclosure by the other party, (ii) in the public domain through no fault of such party or (iii) later lawfully acquired from other sources by the party to which it was furnished), and no party shall release or disclose such information to any other Person, except its auditors, attorneys, financial advisors, bankers and other consultants and advisors who shall be bound by the provisions of this Section
19.1. In the event that a subpoena, discovery or other request that arguably calls for production or disclosure of such confidential information is received, the party receiving such request must promptly notify in writing the party whose information has been requested. The party receiving such request shall provide the party whose confidential information has been requested, a reasonable opportunity to review such information and to assert any rights it may have with respect to the potential disclosure of such confidential information. Each party shall be deemed to have satisfied its obligation to hold confidential information concerning or supplied by the other party hereto, if it exercises the same care as it takes to preserve confidentiality for its own similar information.


                                   ARTICLE XX

                                  Miscellaneous
                                  -------------

        SECTION  20.1  Dispute  Resolution.  Except  as  otherwise  specifically
                       -------------------
provided for herein, any dispute, controversy or claim (or any failure by the parties to agree on a matter as to which this Agreement expressly or implicitly contemplates subsequent agreement by the parties, except for matters left to the sole discretion of a party) arising out of or relating to this Agreement, or the breach, termination or validity hereof or thereof, shall be settled in accordance with the provision of Section 11.12 of the Transaction Agreement.

        SECTION 20.2 Documentary  Conventions.  This Agreement shall be governed
                     ------------------------
by, and construed in accordance with, all the Documentary Conventions.

        IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have each caused this Operating Agreement to be duly executed as of the date first above written.


                                    NEW YORK CENTRAL LINES LLC,
                                    as OWNER


                                    By:  /s/C. A. COOK
                                         -------------

                                    Name:  C. A. Cook

                                    Title:  Vice President and Assistant
                                            Secretary



                                    CSX TRANSPORTATION, INC.,
                                    as OPERATOR


                                    By:  /s/PETER J. SHUDTZ
                                         ------------------

                                    Name:  Peter J. Shudtz

                                    Title:  Vice President - Law and General
                                            Counsel- CSX Corporation, authorized
                                            agent for CSX Transportation, Inc.

                                                                      APPENDIX A
                                                                      ----------
                                                          to Operating Agreement


                         DEFINITIONS AND RULES OF USAGE

                                 Rules of Usage
                                 --------------

        The terms defined below shall have the respective meanings set forth below for all purposes, and such meanings shall be equally applicable to both the singular and plural forms of the terms defined. "Include", "includes" and "including" shall be deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import. "Writing", "written" and comparable terms refer to printing, typing, lithography and other means of reproducing words in a visible form. Any instrument or Applicable Law defined or referred to below or in any instrument that recites it is to be construed in accordance with this Appendix means such instrument or Applicable Law as from time to time amended, modified or supplemented, including (in the case of instruments) by waiver or consent and (in the case of Applicable Laws) by succession of comparable successor Applicable Laws and includes (in the case of instruments) references to all attachments thereto and instruments incorporated therein; provided, that any reference to the Bankruptcy Code shall mean the Bankruptcy Code as in effect on the date of reference thereto and applicable to the relevant case. References to any Person are, unless the context otherwise requires, also to its successors and assigns. "Hereof", "herein", "hereunder" and comparable terms refer to the entire instrument in which such terms are used and not to any particular article, section or other subdivision thereof or attachment thereto. References to any gender include, unless the context otherwise requires, references to all genders, and references to the singular include, unless the context otherwise requires, references to the plural and vice versa. "Shall" and "will" have equal force and effect. References in an instrument to "Article", "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such instrument.

                                   Definitions
                                   -----------

        "Action"  shall mean any  action,  claim,  suit,  arbitration,  inquiry,
         ------
subpoena, discovery request, proceeding or investigation by or before any Governmental Authority or forum or authority having jurisdiction over the matter involving or related to any Owner Indemnified Person, any Operator Indemnified Person or the Allocated Assets.

        "Affiliate"  means, with respect to a specified Person,  any Person that
         ---------
directly or indirectly controls, is controlled by or is under common control with, the specified Person or any trust for the benefit of such Person or any entities controlled by such Person; provided that (a) NYC shall not be an Affiliate of CSX and its Subsidiaries or NSC and its Subsidiaries, (b) PRR shall not be an Affiliate of NSC and its Subsidiaries or CSX and its Subsidiaries and

(c) CSX and NSC and their respective Subsidiaries shall not be Affiliates of CRR or CRR Parent and their respective Subsidiaries and vice versa.

        "Agreement"  means this  Operating  Agreement,  dated as of the  Closing
         ---------
Date, between the Owner and the Operator.

        "Allocated  Asset"  means the assets  identified  in or  pursuant to the
         ----------------
Transaction Agreement as the NYC Allocated Assets other than (i) the assets identified in Item 1(E) of Schedule 1 to the Transaction Agreement, and (ii) such items of inventory as may subsequently be agreed to by the parties from time to time.

        "Applicable  Law" means,  with respect to any Person or to any Allocated
         ---------------
Asset, all laws, ordinances, judgments, decrees, injunctions, writs and orders of any Governmental Authority and any Governmental Actions applicable to or having jurisdiction over such Person or Allocated Asset.

        "Appraisal  Procedure"  means a  procedure  whereby  (i) an  independent
         --------------------
third-party appraiser chosen jointly by the Owner and the Operator determines the reasonableness of the fair market value of the Allocated Assets credited to the Settlement Account if the fair market value of the Allocated Assets exceeds $50,000 or determines the Fair Market Rental Value of the Allocated Assets, or
(ii) the reasonableness of the fair market value of the Allocated Assets credited to the Settlement Account is certified by an officer of the Operator if the fair market value is $50,000 or less. The fees and expenses of the appraiser shall be divided equally between the Owner and the Operator.

        "arises prior" means that the circumstances giving rise to the liability
         ------------
have transpired prior to the applicable date, whether or not such liability has been discovered, asserted or accrued prior to such date. If the circumstances giving rise to a liability bridge the Closing Date, the parties will apportion it to pre-Closing Date and post-Closing Date periods, with disagreement being subject to the dispute resolution provisions of Section 20.1 of the Agreement.

        "Assigned  Rights" means  Contracts and rights included in the Allocated
         ----------------
Assets (including, but not limited to, transportation contracts).

        "Bankruptcy  Code" means the United States  Bankruptcy  Code of 1978, as
         ----------------
amended from time to time, and the rules and regulations promulgated thereunder.

        "Business Day" means any day other than a Saturday,  Sunday or other day
         ------------
on which banks are authorized or required to be closed in New York, New York and Richmond, Virginia.

        "Closing Date" is the date of this Agreement.
         ------------

        "Contracts" means any contract,  lease, loan agreement,  deed, easement,
         ---------
license, reversion, mortgage, security agreement, trust indenture or other agreement or instrument to which the Owner is a party or by which it is bound or to which any of the Allocated Assets is subject.

        "Contractual   Obligation"  means,  with  respect  to  any  Person,  any
         ------------------------
provision of any security issued by such Person or of any Contract to which such Person is a party or by which it or any of its property is bound.

        "CRC" means Consolidated Rail Corporation, a Pennsylvania corporation.
         ---

        "CRR" means Conrail Inc., a Pennsylvania corporation.
         ---

        "CSX" means CSX Corporation, a Virginia corporation.
         ---

        "CSXT" means CSX Transportation, Inc., a Virginia corporation.
         ----

        "Documentary  Conventions"  means, with respect to the Agreement and any
         ------------------------
instrument that states in substance that it is governed by the Documentary Conventions, that, except as otherwise expressly provided therein:

               (a)  Documentary   Convention--Survival.   The   representations,
                    ----------------------------------
        warranties and agreements of the parties contained or provided for in such instrument and the parties' obligations under any and all thereof shall survive the execution and delivery of such instrument and the expiration or other termination of the Agreement and shall be and continue in effect notwithstanding the fact that any party may waive compliance with any other term, provision or condition of the Agreement.

               (b) Documentary  Convention--Governing Law. Such instrument shall
                   --------------------------------------
        become effective upon delivery and shall in all respects be governed by, and construed in accordance with, the laws (excluding principles of conflict of laws) of the Commonwealth of Virginia applicable to agreements made and to be performed entirely within such state, including all matters of construction, validity and performance.

               (c)  Documentary  Convention--Counterparts.  Except as  otherwise
                    -------------------------------------
        specifically provided in the Agreement, such instrument may be executed by the parties thereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. To make proof of such instrument, it shall only be necessary to produce one such counterpart executed by each party thereto. All signatures need not be on the same counterpart.

               (d)  Documentary   Convention--Method  of  Payment.  All  amounts
                    ---------------------------------------------
        required to be paid by any party to such instrument to any other party, either thereunder or under the Agreement shall be paid in such immediately available and freely transferable Dollars as at the time of payment shall be legal tender for the payment of public and private debts, by wire transfer, or other method of payment acceptable to the payee, of immediately available funds to the account of the payee as such payee may specify by notice to the other parties.

               (e) Documentary  Convention--Parties  in Interest;  Limitation on
                   -------------------------------------------------------------
        Rights of Others.  The terms of such  instrument  shall be binding upon,
        ----------------
        and inure to the benefit of, the parties thereto and their permitted successors and assigns. Nothing in such instrument shall be construed to give any Person (other than the parties thereto and their permitted successors and assigns and as expressly provided therein) any legal or equitable right, remedy or claim under or in respect of such instrument or any covenants, conditions or provisions contained therein.

               (f)  Documentary  Convention--Table  of Contents;  Headings.  The
                    ------------------------------------------------------
        table of contents, if any, and headings, if any, of the various articles, sections and other subdivisions of such instrument are for convenience of reference only and shall not modify, define or limit any of the terms or provisions of such instrument. To the extent of any inconsistency between the headings and any text, such text shall govern.

               (g)  Documentary   Convention--Entire  Agreement;  Amendment  and
                    ------------------------------------------------------------
        Waiver.   The  Agreement,   the  other  Ancillary   Agreements  and  the
        ------
        Transaction Agreement constitute the entire agreement of the parties thereto with respect to the subject matter thereof and supersede all prior written and oral agreements and understandings with respect to such subject matter. Neither the Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification shall be sought and subject to any other limitations on amendments set forth in the Agreement, the other Ancillary Agreements and the Transaction Agreement. Any amendment, modification or supplement to the Agreement shall be subject to any applicable Governmental Action. No failure or delay of any party in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

               (h) Documentary  Convention--Severability.  Any provision of such
                   -------------------------------------
        instrument that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, the parties to such instrument waive any provision of law that renders any provision thereof prohibited or unenforceable in any respect.

               (i) Documentary Convention--Payment on Business Days. If any payment under such instrument is required to be made on a day other than a Business Day, the date of payment shall be extended to the next Business Day without any additional interest for such extension period so long as payment is made on such Business Day.
        "Dollars"  or "$"   means  dollars in the  lawful currency of the United
         -------       -
States of America..

        "Event of Default"  has the   meaning  set  forth in Section 14.1 of the
         ----------------
Agreement.

        "Event  of  Loss"  means,  with  respect  to any  Allocated  Asset,  the
         ---------------
occurrence of any of the following events: (a) the loss or theft of such Allocated Asset to the extent that such Allocated Asset is not recovered within one hundred eighty (180) days of such event or, if earlier, the expiration of the Term or any Renewal Term, (b) the destruction of or damage to such Allocated Asset or any part thereof to such extent as shall render repair of such Allocated Asset uneconomical to the Operator or unfit or unsuitable for its intended use, which destruction or damage is an actual or constructive total loss, (c) the requisition of use of such Allocated Asset for an indefinite period or for a stated period in excess of one hundred eighty (180) days or, if earlier, which ends later than the expiration of the Term or any Renewal Term by any Governmental Authority under power of eminent domain or otherwise, (d) the condemnation, confiscation, seizure or requisition of title to such Allocated Asset by a Governmental Authority, (e) any damage to such Allocated Asset which results in an insurance settlement on the basis of an actual or constructive total loss, (f) the prohibition by Applicable Law of the use of such Allocated Asset by the Operator or any other Person for a period of one hundred eighty
(180) consecutive days from the date of such prohibition or, if earlier, the end of the Term or any Renewal Term. The date of occurrence of an Event of Loss in respect of any Allocated Asset shall be deemed to be, (1) in the event of damage to such item, the date of such damage, (2) in the event of a condemnation or requisition of title by a Governmental Authority, the date thereof, and (3) in the event of an Event of Loss under clause (a), (c) or (f) of the first sentence of this definition, the date of expiration of the period referred to in said clause.

        "Excluded Taxes"   has the   meaning  set   forth in  Section 3.5 of the
         --------------
Agreement.

        "Fair Market Rental Value" means, as to the Allocated  Assets,  the fair
         ------------------------
market rental value that would be obtained in an arm's length transaction between an informed and willing lessee and an informed and willing lessor, in either case under no compulsion to lease, for the lease of the Allocated Assets, disregarding the fact (if applicable) that the Allocated Assets are subject to the Agreement and assuming that Article VII of the Agreement shall have been complied with in all respects. Subject to the foregoing, the Fair Market Rental Value as to the Allocated Assets shall be such value determined in accordance with the Appraisal Procedure.

        "Fees and Expenses" means, with respect to any Person in connection with
         -----------------
any transaction or occurrence, the Person's reasonable fees and expenses (including attorneys' fees and legal expenses) for such transaction or occurrence.

        "Governmental  Action" means all  authorizations,  consents,  approvals,
         --------------------
waivers, exceptions, variances, franchises, permissions, permits and licenses of, and filings and declarations with, Governmental Authorities.

        "Governmental  Authority" means any federal, state,  municipal,  county,
         -----------------------
local or foreign governmental Person, authority or agency, court, regulatory commission, stock exchange or other similar body.

        "Income Tax Regulations"  means the  regulations promulgated by the U.S.
         ----------------------
Department of the Treasury pursuant to the Code.

        "Indemnifying  Party"  means a Person who is  required or  requested  to
         -------------------
provide indemnification under Article XI of the Agreement.

        "Indemnified Party"   means any   Owner  Indemnified  Person or Operator
         -----------------
Indemnified Person.

        "Insolvency  Proceeding"  means any case or proceeding under bankruptcy,
         ----------------------
insolvency, reorganization, receivership, moratorium or other laws providing relief to debtors.

        "Lien" means any lien, mortgage,  encumbrance,  pledge,  charge,  lease,
         ----
easement, servitude or security interest or any interests similar to the foregoing, including those existing under any conditional sales or other title retention agreement or the filing of or agreement to deliver any financing statement under the UCC.

        "Modification"   means,   with  respect  to  any  Allocated  Asset,  any
         ------------
modification, alteration, addition, upgrade or improvement to such Allocated Asset.

        "Nonseverable  Modification"  means any  Required  Modification  and any
         --------------------------
Modification which is not readily removable without impairing the fair market value, residual value, condition, remaining useful life or utility of the Allocated Asset to which such Modification relates immediately prior to such Modification.

        "NSC" means Norfolk Southern Corporation, a Virginia corporation.
         ---

        "NSR" means Norfolk Southern Railway Company, a Virginia corporation.
         ---

        "NYC" means New York  Central  Lines LLC, a Delaware  limited  liability
         ---
company.

        "Operating Fee"  means the operating  fee agreed to from time to time by
         -------------
the Owner and Operator based on the Fair Market Rental Value of the Allocated Assets as set forth in a supplement to this Agreement. The Operating Fee for the first six years of this Agreement shall be as follows:

               June 1, 1999 through May 31, 2000 -- $118 million June 1, 2000 through May 31, 2001 -- $121 million June 1, 2001 through May 31, 2002 -- $134 million June 1, 2002 through May 31, 2003 -- $147 million June 1, 2003 through May 31, 2004 -- $164 million June 1, 2004 through May 31, 2005 -- $179 million

        "Operator" means CSXT or any permitted successor or assign.
         --------

        "Operator Indemnified Person"  has the meaning set forth in Section 11.2
         ---------------------------
of the Agreement.

        "Optional Modification" has the  meaning  set forth in Section 7.2(a) of
         ---------------------
the Agreement.

        "Organic Document" means, with respect to any Person, as applicable, the
         ----------------
certificate or articles of incorporation, partnership agreement, limited liability company agreement, certificate of formation, membership agreement, by-laws and all other organizational documents of such Person.

        "Overdue  Rate" means the rate  determined on the first  Business Day of
         -------------
each calendar month equal to the lesser of (i) the prime rate set forth in The Wall Street Journal and (ii) the maximum rate allowed by Applicable Law.

        "Owner" means NYC, a Delaware limited liability company.
         -----

        "Owner Indemnified Person" has the meaning set  forth in Section 11.1 of
         ------------------------
the Agreement.

        "Owner Lien" means a Lien (i) which results from acts of, or any failure
         ----------
to act by, or as a result of claims against, the Owner, (ii) in favor of any taxing authority by reason of the non-payment by the Owner, or (iii) which results from acts of, or any failure to act by, the Owner in violation of its obligations under the Agreement.

        "Payment Date" means monthly in arrears on the 15th day of each calendar
         ------------
month to cover the preceding calendar month's usage or, if such day is not a Business Day, the next succeeding Business Day.

        "Permitted Liens" means, with respect to any Allocated Asset,
         ---------------

               (a) The respective rights and interests of the Operator and Owner under the Agreement,

               (b)    Owner Liens,

               (c) Liens for Taxes which are not yet due or so long as no Event of Default shall have occurred and be continuing are being contested in good faith by appropriate proceedings which suspend the collection thereof; provided, that such proceedings shall not involve any material danger of the sale, forfeiture or loss of such Allocated Asset or any part thereof or interest therein or the reasonably foreseeable risk of imposition of any criminal liability on the Owner or any other material liability not indemnified against by the Operator,

               (d) Liens of mechanics, materialmen, laborers, employees or suppliers and similar Liens arising by operation of law, in each case incurred by the Operator in the ordinary course of business for sums that are not overdue for more than sixty (60) days or so long as no Event of Default shall have occurred and be continuing are being contested in good faith by negotiations or by appropriate proceedings which suspend the collection thereof; provided, that such contest does not involve any material danger of the sale, forfeiture or loss of such Allocated Asset or any part thereof or interest therein or the reasonably foreseeable risk of imposition of any criminal liability on the Owner or any other material liability not indemnified against by the Operator,

               (e) Liens arising out of any judgments or awards against the Operator with respect to which (i) at the time an appeal or proceeding for review is being prosecuted in good faith, (ii) there shall have been secured a stay of execution pending such appeal or proceeding for review, (iii) during such proceeding there is not, and such proceeding does not involve, any material danger of the sale, forfeiture or loss of such Allocated Asset or any part thereof or any interest therein or the risk of imposition of any criminal liability on the Owner or any other liability not indemnified against by the Operator, and (iv) if such Liens have specifically attached to any Allocated Asset, the Operator has provided the Owner with security reasonably satisfactory to the Owner, in the amount of such claims,

               (f) Liens, rights of way, easements and other rights to use the Allocated Assets (including licenses for private crossings) common in the railroad industry arising out of the ordinary course of business of the Operator, and

               (g) Liens consented to by the Owner.

        "Person" shall mean any individual,  corporation,  partnership,  limited
         ------
liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

        "PRR"   means  Pennsylvania   Lines   LLC, a  Delaware limited liability
         ---
company.

        "Renewal Notice"  has the   meaning  set forth in Section 17.1(a) of the
         --------------
Agreement.

        "Renewal Term" has the  meaning set   forth in   Section 17.1(a)  of the
         ------------
Agreement.

        "Required Modification" has the  meaning  set forth in Section 7.2(a) of
         ---------------------
the Agreement.

        "Settlement Account" has  the  meaning   set forth in Section 6.1 of the
         ------------------
Agreement.

        "Settlement Account Payment Date" has  the meaning  set forth in Section
         -------------------------------
6.2 of the Agreement.

        "Severable Modification"   means  any    Modification which  is   not  a
         ----------------------
Nonseverable Modification.

        "Substantial  Allocated  Asset" means (i) an Allocated Asset with a fair
         -----------------------------
market value in excess of $25 million or (ii) a group of  Allocated  Assets that
(a) are sold, transferred or otherwise disposed of during any calendar year to the same Person (including Affiliates of such Person) or the same group of Persons (including Affiliates of such Persons) and (b) have an aggregate fair market value in excess of $25 million.

        "Supplemental  Operating Fees" means all amounts payable by the Operator
         ----------------------------
pursuant to the terms of the Agreement, including indemnities payable by the Operator pursuant to Section 11.1 hereof, other than the Operating Fee.

        "Tax" means all taxes (including  income,  franchise,  excise,  real and
         ---
personal property, sales, use, payroll and withholding and other taxes) imposed by any federal, state, local, foreign or international taxing authority or Governmental Authority, whether in the form of assessments, levies, imposts, duties, charges, assessments, withholdings or otherwise, now existing or hereafter created or adopted, together with all interest, penalties and additions imposed with respect to such amounts.

        "Term" means the period  commencing on the Closing Date and  terminating
         ----
on the 25th anniversary thereof.

        "Termination Date" means the date on which the Term or any Renewal Term,
         ----------------
whichever is later, terminates.

        "Third Party Claim" has  the meaning set forth in Section 11.3(b) of the
         -----------------
Agreement.

        "Third Party Provider"  has the  meaning  set forth in Section 4.2(a) of
         --------------------
the Agreement.

        "Transaction Agreement" means the Transaction agreement among CSX, CSXT,
         ---------------------
NSC, NSR, CRC, CRR and CRR Holdings LLC dated as of June 10, 1997.

        "Valuation  Date"  means:  (i) the Closing  Date,  (ii) the sixth (6th),
         ---------------
twelfth (12th), eighteenth (18th), and twenty-fourth (24th) anniversaries of the

Closing Date, (iii) the first day of each Renewal Term; (iv) the sixth (6th) anniversary of the first day of each Renewal Term, (v) a Settlement Account Payment Date (if not already a Valuation Date pursuant to other clauses of this definition), and (vi) such other dates as the parties hereto may agree.

                                     - 10 -